ANNUAL
                                     REPORT







                                   [RNC LOGO]












                               September 30, 1999

                                   [RNC LOGO]


                                TABLE OF CONTENTS


RNC MONEY MARKET FUND
         Shareholder Letter................................................   2
         Investment Portfolio..............................................   3
         Statement of Assets and Liabilities...............................   4
         Statement of Operations...........................................   5
         Statement of Changes in Net Assets................................   6
         Financial Highlights..............................................   7

RNC EQUITY FUND
         Shareholder Letter................................................   8
         Investment Portfolio..............................................  11
         Statement of Assets and Liabilities...............................  14
         Statement of Operations...........................................  15
         Statement of Changes in Net Assets................................  16
         Financial Highlights..............................................  17

RNC MUTUAL FUND GROUP, INC.
         Notes to Financial Statements.....................................  18

                             RNC MONEY MARKET FUND

Dear Shareholders,

     We are pleased to provide you with the annual report for the fiscal year ending September 30, 1999.

     The fund continues to exhibit favorable returns as measured by its peer group of First Tier Taxable Money Market Funds. This top tier group of funds only invests in the highest quality short term investments. As of September 30, 1999 the gross seven day yield for the Fund before expenses was 5.65% (annualized) compared to an average yield of 5.41% for the other 310 funds, as reported by IBC Financial Data, Inc. After expenses, the net seven day yield was 4.95% versus 4.65% for the same group of funds.

     During the past six months, continued domestic economic strength, along with the improved global situation, has prompted the Federal Reserve to raise the Fed Funds Rate by 50 basis points. Essentially, this has almost reversed the series of easings that occurred during the latter part of 1998 to address the then prevailing liquidity problem. So far, the Federal Open Market Committee ("FOMC") has raised the targeted Fed Funds Rate in two steps, with an increase of 25 basis points in June followed by another 25 basis points move in August.

     In this environment we have maintained a shorter average maturity compared with the Fund's peer group (42 days vs. 62 days) thus gaining a distinct yield advantage as interest rates rose during the period. At the same time, we have continued to focus on the quality and liquidity characteristics of each position while being quite sensitive to associated risk.

     Going forward, we believe the FOMC under Chairman Greenspan's able leadership will maintain their tightening bias while focusing on the potential effects of the tight labor market and its influence on possible inflationary pressures to the domestic economy. We feel that SHORT TERM interest rates will continue to be heavily influenced by investors' assessment of future Fed actions. Therefore, we continue to emphasize a somewhat shorter maturity structure at this time.

     Thank you for expressing the confidence in our ability to provide a benefit to you as a shareholder in this Fund. Please call us should you have any questions regarding the Fund in general or your account specifically.

Sincerely,

/s/ Daniel J. Genter

Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management LLC

                             RNC MONEY MARKET FUND

INVESTMENT PORTFOLIO AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
Principal
  Amount     COMMERCIAL PAPER - 51.6%                                  Value
--------------------------------------------------------------------------------

$1,500,000   American Home Products Corp., 0.00%, 03/06/00........  $ 1,462,713
 2,000,000   Amgen Inc., 0.00%, 10/14/99..........................    1,996,172
 2,000,000   Apreco Inc., 0.00%, 10/22/99.........................    1,993,770
 1,800,000   ARCO British Ltd. 0.00%, 11/04/99....................    1,790,990
 1,700,000   Central Illinois Light Co., 0.00%, 10/19/99..........    1,695,453
 2,000,000   Cooperative Association of Tractor Dealers "A",
               0.00%, 02/15/2000 .................................    1,955,855
 2,000,000   France Telecom, 0.00%, 11/10/99......................    1,988,155
 1,900,000   GE Capital Corp, 0.00%, 02/22/00.....................    1,856,680
 1,280,000   Superior Funding Capital Corp., 0.00%, 10/01/99......    1,280,000
 1,900,000   Sydney Capital Corp., 0.00%, 10/27/99................    1,892,645
 1,900,000   Triple A-1 Funding, 0.00%, 10/08/1999................    1,898,027
                                                                    -----------
              Total Commercial Paper .............................   19,810,460
                                                                    -----------

             CORPORATE NOTES - 4.6%
--------------------------------------------------------------------------------
 1,800,000   Sunamerica Incorporated Senior Note, 6.20%, 10/31/99.    1,800,216
                                                                    -----------

             FEDERAL AGENCY SECURITIES - 25.5%
--------------------------------------------------------------------------------
 1,615,000   Federal Home Loan Bank Bonds, 5.53%, 02/03/00 .......    1,613,822
   500,000   Federal Home Loan Bank Notes, 7.65%, 10/28/99 .......      500,818
 3,000,000   Federal Home Loan Bank Floating Rates Notes,
               5.56%, 02/25/00 ...................................    3,000,000
 1,000,000   Federal Home Loan Mortgage Corp. Notes, 5.96%,
               10/27/99 ..........................................    1,000,334
 2,175,000   Federal Home Loan Mortgage Corp. Notes, 5.60%,
               01/04/00...........................................    2,179,282
 1,500,000   Federal National Mortgage Association Medium Term
               Note, 5.97%, 10/28/99 .............................    1,500,605
                                                                    -----------
              Total Federal Agency Securities.....................    9,794,861
                                                                    -----------

             OVERNIGHT REPURCHASE AGREEMENT - 22.8%
--------------------------------------------------------------------------------
 8,740,000   Seattle Northwest Securities Corporation Government
             Repurchase Agreement, $8,740,000, 5.35%, dated
             09/30/99, due 10/01/99, [collaterized by $9,305,000
             par value Federal National Mortgage Association Notes
             3.30% due 07/03/00 & 06/29/00, respectively
             (collateral market value $8,921,169) (proceeds
             $8,741,299) (cost $8,740,000)].......................    8,740,000
                                                                    -----------

             Total Investment Portfolio - 104.5%..................   40,145,321
             Other Assets Less Liabilities - (4.5%)...............   (1,734,832)
                                                                    -----------
             NET ASSETS - 100.0% .................................  $38,410,489
                                                                    ===========

See accompanying notes to financial statements.

                             RNC MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investment portfolio (cost of $40,145,321) ................   $ 40,145,321
     Receivable for interest income ............................        262,522
     Other assets ..............................................         12,574
                                                                   ------------
         Total assets ..........................................     40,420,633
                                                                   ------------
LIABILITIES:
     Payable for investments purchased .........................      1,847,956
     Dividends payable .........................................        139,292
     Investment advisory fees ..................................         17,183
     Other liabilities .........................................          5,713
                                                                   ------------
         Total liabilities .....................................      2,010,144
                                                                   ------------
NET ASSETS - (equivalent to $1.00 per share based on
              38,419,830 shares of capital stock outstanding) ..   $ 38,410,489
                                                                   ============
SOURCES OF NET ASSETS:
     Paid-in capital ...........................................   $ 38,419,830
     Accumulated net realized loss on investments ..............         (9,341)
                                                                   ------------
         Net assets ............................................   $ 38,410,489
                                                                   ============

See accompanying notes to financial statements.

                             RNC MONEY MARKET FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest Income ...........................................    $ 1,854,475
                                                                    -----------
     Expenses:
     Advisory fees (Note 3) ....................................        147,946
     Shareholders' Rule 12b-1 Plan expense (Note 3) ............         90,211
     Professional fees .........................................         44,245
     Administration fees (Note 3) ..............................         40,000
     Registration fees .........................................         23,999
     Fund accounting fees ......................................         21,801
     Custodian fees ............................................         21,920
     Audit fees ................................................         14,001
     Transfer agent fees .......................................         11,300
     Printing fees .............................................          4,682
     Directors' fees ...........................................          5,196
     Insurance fees ............................................          2,389
     Miscellaneous fees ........................................         27,678
                                                                    -----------
         Total expenses ........................................        455,368
         Less: expenses waived and reimbursed (Note 3) .........       (216,596)
                                                                    -----------
         Net expenses ..........................................        238,772
                                                                    -----------

     NET INVESTMENT INCOME .....................................      1,615,703
                                                                    -----------
     REALIZED (LOSS) ON INVESTMENTS:
         Net realized (loss) on investment securities ..........         (7,017)
                                                                    -----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..    $ 1,608,686
                                                                    ===========

See accompanying notes to financial statements.

                             RNC MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------
                                                For the Year Ended  For the Year Ended
                                                     September          September
                                                     30, 1999           30, 1998
                                                  -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
      Net Investment Income ....................  $   1,615,703       $   1,867,023
      Net realized loss on investment securities         (7,017)             (2,403)
                                                  -------------       -------------
          Net Increase in net assets resulting
            from operations ....................      1,608,686           1,864,620
                                                  -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net Investment Income ....................     (1,615,703)         (1,867,023)
                                                  -------------       -------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold ................    172,061,366         171,813,189
      Proceeds from shares reinvested ..........        203,324             309,427
      Cost of shares redeemed ..................   (167,980,839)       (182,556,191)
                                                  -------------       -------------
Total Increase (decrease) from capital
  share transactions ...........................      4,283,851         (10,433,575)
                                                  -------------       -------------

Total Increase (decrease) in Net Assets ........      4,276,834         (10,435,978)

NET ASSETS:
      Beginning of year ........................     34,133,655          44,569,633
                                                  -------------       -------------
      End of year ..............................  $  38,410,489       $  34,133,655
                                                  =============       =============
CHANGE IN SHARES:
Shares sold ....................................    172,061,366         171,813,189
Shares reinvested ..............................        203,324             309,427
Shares redeemed ................................   (167,980,839)       (182,556,191)
                                                  -------------       -------------
      Net Increase (Decrease) ..................      4,283,851         (10,433,575)
                                                  =============       =============

See accompanying notes to financial statements.

                           RNC MUTUAL FUND GROUP, INC.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                           For the Year Ended September 30,
                                                -----------------------------------------------------
                                                 1999        1998       1997        1996       1995
                                                ------      ------     ------      ------      ------
Net Asset Value at beginning of year.......     $1.000      $1.000     $1.000      $1.000      $1.000
                                                ------      ------     ------      ------      ------

Income from investment operations:
     Net investment income.................      0.044       0.049      0.049       0.047       0.051
                                                ------      ------     ------      ------      ------

Less distributions:
     From net investment income............     (0.044)     (0.049)    (0.049)     (0.047)     (0.051)
                                                ------      ------     ------      ------      ------

Net Asset Value at end of year.............     $1.000      $1.000     $1.000      $1.000      $1.000
                                                ======      ======     ======      ======      ======

Total Return...............................       4.52%       4.99%      5.01%       4.70%       5.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's)..........    $38,410     $34,134    $44,570     $37,744     $31,066

Ratio of expenses to average net assets:
     After expense waiver..................       0.70%       0.76%      0.70%       0.90%       0.80%

Ratio of net investment income to
  average net assets
     (After expense waiver)................       4.52%       4.92%      4.90%       4.70%       5.00%

See accompanying notes to financial statements.

                                RNC EQUITY FUND

Dear Shareholders,

     As the President and CEO of RNC Capital Management LLC, which is the advisor for the RNC Equity Fund, I would like to take this opportunity to express my gratitude for your participation in the Fund. The following report contains a summary of the performance of the Fund for the year ended September 30, 1999. Financial statements are also enclosed which detail Fund expenses for the year ended September 30, 1999. Finally, you will also find a listing of the Fund's holdings at September 30, 1999.

     In contrast to the previous six months when the stock market enjoyed a substantial and sustained progress, the past six months can be characterized as a period of underachievement. The net advance in the S&P 500 for the six months under review was +0.3%. This period encompasses two distinct investing environments. The 2nd quarter ending 6/30/99 saw the S&P 500 achieve new highs while rising a robust 7% as the market broadened out to include smaller cap issues as well as classic value stocks. In contrast, the 3rd quarter suffered a decline of over 6% primarily due to a rise in interest rates as the Federal Reserve increased short-term rates twice once at quarter end and again at their mid-August meeting. As the market reacted to higher interest rates a full correction of over 11% ensued. Indeed, with over two-thirds of the issues listed on the New York Stock Exchange having declined in excess of 20% from their highs earlier in the year, a case can be made that during the past six months investors have been mired in a "stealth" bear market. Throughout this six month roller coaster ride, the RNC Equity Fund protected value through its large-cap orientation as well as maintaining value characteristics of a below market P/E and above market yield.

     We are pleased to report that the NAV or Net Asset Value (the calculation of price after deducting all expenses) declined just 1.73% for participants who have been shareholders from March 31, 1999 to September 30, 1999. In sharp contrast to the modest erosion in the value of the Equity Fund over the previous six months, during the full twelve month period from September 30, 1998 to September 30, 1999 the Fund recorded a substantial increase in NAV of 23.29%. (For a more detailed review of the Equity Fund over the period 9/30/98-3/31/99 please refer to the previous semi-annual shareholder letter.) Despite the Federal Reserve Board's attempt to slow the economy and dampen whatever incipient inflation may yet develop in this the ninth year of economic expansion, the economy remains strong. However, inflation measures are benign when the core CPI (Consumer Price Index) and the GDP (Gross Domestic Product) Deflator are examined. The core CPI has reached a thirty-four year low of 1.8% and has decelerated since the beginning of the year. The GDP Deflator, a broad measure of goods and services, rose 1% in the 3rd quarter and is up only 1.3% year over year, again a very benign measurement.

     The economic paradox of sustained, strong economic growth coupled with low inflation is explainable by the boom in productivity during the decade of the 90's. The continued rise in productivity, which is output per man-hour according to one definition, remains a key to rising standards of living, strong corporate earnings, and the lack of inflation pressures. The 3rd quarter measurement of an increase of 4.2% in productivity only reinforces the virtuous aspects of increasing productivity. The high levels of capital spending prevalent throughout the 90's has altered the productive capacity of U.S. industry from the factory floor to the trading floor with no end in sight.

                                RNC EQUITY FUND

     Over the next six months we anticipate continued strength in the economy albeit at a modestly slower rate. The Fed should complete this round of tightening soon. The economy, particularly consumer spending in interest sensitive sectors such as autos and housing, should begin to slow. However, we continue to believe that a robust improvement in corporate earnings on the heels of the 3rd quarter 20% increase in S&P 500 operating earnings, the best quarterly increase in earnings in over three years. For the full year 2000, we are looking for a 10% increase in S&P 500 earnings, which may have even further upside potential driven by a global cyclical recovery and further strength in the technology sector.

     We have stayed the course by remaining fully invested throughout the previous six-months of wide market gyrations. The sectors that we have found attractive, have been and continue to be the Financial, Communication Services and Technology Sectors which in the aggregate currently represent about 58% of the Fund's assets. The Technology Sector has been and remains our largest single sector commitment. The growth opportunities for selected large-cap Technology stocks remains outstanding. Our approach, which is to avoid excessive valuations while being opportunistic, has allowed us to participate in various leadership Technology stocks at very favorable entry points. We are also attracted to the longer term opportunities represented by the Communication Services Sector where there is seemingly an insatiable demand for bandwidth, connectivity and convergence all related to faster and more abundant voice, video, and data transmission. The Financial Sector also continues to offer substantial absolute and relative value. Currently, the forward twelve-month P/E (Price Earnings) ratio for the entire sector is near the 1994 cyclical lows. Once the Federal Reserve has finished raising short rates and long-term interest rates stabilize, we believe this sector should once again outperform.

     As the Equity Fund begins its fourth fiscal year, we are confident in our ability to weather fluctuations inherent to the stock market. We remain focused on improving and upgrading the portfolio during periods of little to no change in the market. Finally, we remain firmly committed to realizing our stated goal of achieving long term returns consistent with reasonable levels of risk associated with equity investing.

     If you have any questions pertaining to your investments in the Fund, please contact us. Sincerely,


/s/ Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management LLC

                                RNC EQUITY FUND

           Comparison of the change in value of a $10,000 investment in the RNC Equity Fund and the S&P 500 Index

                                  RNC EQUITY FUND     S&P 500
                                  ---------------     -------
                    11/1/96           10000            10000
                   12/31/96           10117            10525
                    3/31/97           10233            10758
                    6/30/97           11667            12577
                    9/30/97           12375            13460
                   12/31/97           12917            13789
                    3/31/98           14427            15655
                    6/30/98           14670            16111
                    9/30/98           12707            14451
                   12/31/98           15591            17466
                    3/31/99           15942            18278
                    6/30/99           17029            19505
                    9/30/99           15666            18226

Past performance is not predictive of future performance.

The S&P 500 (dividends reinvested) is an unmanaged broad market-weighted stock index that measures the performance of 500 large cap companies traded in the U.S and is generally considered to be representative of the U.S stock market as a whole.

                        Average Annual Total Returns
                      Periods Ended September 30, 1999

                     1 Year...................... 23.29%
                     Inception (11/1/96)......... 16.67%

                                RNC EQUITY FUND

INVESTMENT PORTFOLIO AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 98.2%                                    Market Value
--------------------------------------------------------------------------------

           AUTO: 2.1%
  4,000    Ford Motor Company.....................................    $ 200,750
                                                                    -----------
           BANKING: 8.2%
  7,000    Bank of New York Company...............................      234,063
  2,900    Chase Manhattan Corporation............................      218,588
  8,100    Wells Fargo Company....................................      320,963
                                                                    -----------
                                                                        773,614
                                                                    -----------
           BEVERAGES: 1.0%
  3,000    PepsiCo, Inc...........................................       90,750
                                                                    -----------
           CHEMICALS: 2.4%
  2,000    The Dow Chemical Company...............................      227,250
                                                                    -----------
           COMPUTERS & PERIPHERALS: 9.7%
  4,600    Hewlett-Packard Company................................      423,200
  4,000    International Business Machines Corp...................      485,500
                                                                    -----------
                                                                        908,700
                                                                    -----------
           COMPUTER SOFTWARE & SERVICES: 9.6%
  8,100    First Data Corporation.................................      355,388
  6,000    Microsoft Corporation*.................................      543,375
                                                                    -----------
                                                                        898,763
                                                                    -----------
           CONSUMER STAPLES: 2.1%
  2,100    The Procter & Gamble Company...........................      196,875
                                                                    -----------
           DIVERSIFIED: 3.8%
  3,000    General Electric Co....................................      355,688
                                                                    -----------
           DIVERSIFIED MANUFACTURING: 7.6%
  6,000    ITT Industries Inc.....................................      190,875
  5,100    Tyco International, Ltd................................      526,575
                                                                    -----------
                                                                        717,450
                                                                    -----------

See accompanying notes to financial statements.

                                RNC EQUITY FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
           DRUGS: 7.2%
  3,000    Johnson & Johnson......................................    $ 275,625
  6,900    Pfizer Inc.............................................      247,969
  3,400    Schering-Plough Corporation............................      148,325
                                                                    -----------
                                                                        671,919
                                                                    -----------
           ENTERTAINMENT: 2.2%
  8,000    The Walt Disney Company................................      207,000
                                                                    -----------
           FINANCIAL: 3.1%
  6,700    Citigroup Inc..........................................      294,800
                                                                    -----------
           INSURANCE: 5.8%
  1,600    American International Group...........................      139,100
  3,400    Hartford Financial Services Group, Inc.................      138,976
  3,950    Marsh & McLennan Companies, Inc........................      270,574
                                                                    -----------
                                                                        548,650
                                                                    -----------
           PETROLEUM: 5.5%
  3,000    Chevron Corporation....................................      266,250
  5,000    Texaco Inc.............................................      252,500
                                                                    -----------
                                                                        518,750
                                                                    -----------
           RECREATIONAL: 2.3%
  5,000    Carnival Cruise Line...................................      217,500
                                                                    -----------
           RETAILING STORES: 1.9%
  5,000    May Department Stores Company..........................      182,188
                                                                    -----------
           RETAILING-SPECIALTY: 2.9%
  5,000    Avon Products Inc......................................      124,062
  3,000    Lowe's Co. Inc.........................................      146,250
                                                                    -----------
                                                                        270,312
                                                                    -----------
           TECHNOLOGY: 4.9%
 10,000    Oracle Corp*...........................................      455,000
                                                                    -----------

See accompanying notes to financial statements.

                                RNC EQUITY FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS SERVICES: 10.2%
  5,000    BellSouth Corporation..................................    $ 225,000
  4,000    GTE Corporation........................................      307,500
  3,000    Lucent Technologies....................................      194,624
  3,200    MCI Worldcom Inc.*.....................................      230,000
                                                                    -----------
                                                                        957,124
                                                                    -----------
           UTILITIES: 5.7%
  5,300    AT&T Corp..............................................      230,550
  5,000    PPG Industries.........................................      300,000
                                                                    -----------
                                                                        530,550
                                                                    -----------

           Total Investments: 98.2% (Cost $7,297,520**)...........    9,223,633
           Other Assets Less Liabilities: 1.8%....................      165,265
                                                                    -----------
           NET ASSETS: 100.0% ....................................  $ 9,388,898
                                                                    ===========

** Cost for federal income tax purposes is $7,303,185

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation................  $ 2,182,163
                     Gross unrealized depreciation................     (261,717)
                                                                    ------------
                           Net unrealized appreciation............  $ 1,920,446
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

                                RNC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (cost $7,297,520) .....    $ 9,223,631
         Cash ..................................................        138,162
         Receivables:
              Fund shares sold .................................          2,150
              Dividends and interest ...........................          8,544
              Due from advisor (Note 2) ........................            432
              Deferred organizational costs, net (Note 2) ......         17,202
         Other assets ..........................................         21,594
                                                                    -----------
                  Total assets .................................      9,411,715
                                                                    -----------
LIABILITIES:
     Payable for fund shares redeemed ..........................            400
     Accrued 12b-1 expenses (Note 3) ...........................          6,325
     Other accrued expenses ....................................         16,092
                                                                    -----------
         Total liabilities .....................................         22,817
                                                                    -----------

NET ASSETS .....................................................    $ 9,388,898
                                                                    ===========
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
       PER SHARE ($9,388,898/501,375 shares outstanding;
       500,000,000 shares, authorized with $0.01 par value) ....    $     18.73
                                                                    ===========
SOURCES OF NET ASSETS:
     Paid-in capital ...........................................    $ 7,524,854
     Accumulated net realized loss on investments ..............        (62,067)
     Net unrealized appreciation of investments ................      1,926,111
                                                                    -----------
         Net assets ............................................    $ 9,388,898
                                                                    ===========

See accompanying notes to financial statements.

                                RNC EQUITY FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Income
         Dividend ..............................................    $   119,982
         Interest ..............................................          6,688
                                                                    -----------
              Total investment income ..........................        126,670
                                                                    -----------
     Expenses
         Advisor fees (Note 3) .................................         87,937
         Administration fees (Note 3) ..........................         40,000
         Shareholders' Rule 12b-1 expense (Note 3) .............         21,984
         Professional fees .....................................         20,739
         Fund accounting expense ...............................         15,558
         Audit fees ............................................         14,001
         Transfer agent fees ...................................          9,600
         Amortization of deferred organizational expenses
           (Note 2-f) ..........................................          8,428
         Custodian expense .....................................          7,677
         Registration expense ..................................          6,001
         Directors fees ........................................          5,196
         Printing expenses .....................................          3,970
         Insurance expense .....................................            598
         Miscellaneous expense .................................          4,000
                                                                    -----------
              Total expenses ...................................        245,689
              Less, expenses waived and reimbursed (Note 3) ....       (100,594)
                                                                    -----------
              Net expenses .....................................        145,095
                                                                    -----------

                  Net investment loss ..........................        (18,425)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments ..........................         19,549
     Net change in unrealized appreciation of investments
       for the period ..........................................      1,493,244
                                                                    -----------
         Net realized and unrealized gain on investments .......      1,512,793
                                                                    -----------

         Net increase in Net Assets Resulting from Operations ..    $ 1,494,368
                                                                    ===========

See accompanying notes to financial statements.

                                RNC EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------
                                                             For the Year        For the Year
                                                                 Ended               Ended
                                                          September 30, 1999  September 30, 1998
                                                          ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss) ...........................      $   (18,425)      $     1,696
Net realized gain (loss) on investments ................           19,549           (62,752)
Net change in unrealized appreciation (depreciation)
   of investments ......................................        1,493,244           (12,682)
                                                              -----------       -----------
      Net increase (decrease) in net assets resulting
         from operations ...............................        1,494,368           (73,738)
                                                              -----------       -----------
DISTRIBUTIONS
Distributions to shareholders from net investment income           (9,469)          (12,776)
                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..............................        3,061,026         3,860,678
Net asset value of shares issued on reinvestment
  of distributions .....................................            9,469            12,775
Cost of shares redeemed ................................       (1,729,332)         (742,171)
                                                              -----------       -----------
      Net increase from capital share transactions .....        1,341,163         3,131,282
                                                              -----------       -----------

            Total increase in net assets ...............        2,826,062         3,044,768

NET ASSETS:
Beginning of the year ..................................        6,562,836         3,518,068
                                                              -----------       -----------
End of the year (including undistributed net investment
   income of $0 and $9,504, respectively) ..............      $ 9,388,898       $ 6,562,836
                                                              ===========       ===========
CHANGE IN SHARES:
Shares sold ............................................          160,612           237,937
Shares issued on reinvestment of distributions .........              507               789
Shares redeemed ........................................          (91,154)          (44,180)
                                                              -----------       -----------
      Net increase .....................................           69,965           194,546
                                                              ===========       ===========

See  accompanying  notes to  financial  statements.

                                RNC EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------
                                                  For the Year         For the Year         For the period
                                                      Ended                Ended         November 1, 1996* to
                                               September 30, 1999   September 30, 1998    September 30, 1997
                                               ------------------   ------------------    ------------------
Net asset value at beginning of period............   $15.21                $14.85               $12.00
                                                     ------                ------               ------
Income from investment operations:
     Net investment income........................    (0.03)                 0.01                 0.02
     Net realized and unrealized
         gain on investments......................     3.57                  0.39                 2.83
                                                     ------                ------               ------
Total from investment operations..................     3.54                  0.40                 2.85
                                                     ------                ------               ------
Less distributions:
     From net investment income...................    (0.02)                (0.04)                0.00
                                                     ------                ------               ------

Net asset value at end of period..................   $18.73                $15.21               $14.85
                                                     ======                ======               ======

Total Return  ....................................    23.29%                 2.68%               23.75%+

Ratios/Supplemental Data:
Net Assets, end of period (000 omitted)...........   $9,389                $6,562               $3,518

Ratio of expenses to average net assets:
     Before expense reimbursement.................     2.79%                 3.57%                8.50%**
     After expense reimbursement..................     1.65%                 1.64%                1.65%**

Ratio of net investment income to
  average net assets:
     Before expense reimbursement.................    (1.35%)               (1.90%)              (6.53%)**
     After expense reimbursement..................    (0.21%)                0.03%                0.32%**

Portfolio turnover rate...........................       46%                   20%                  38%

*  Commencement of Operations.
** Annualized.
+  Not Annualized.

See accompanying notes to financial statements.

                          RNC MUTUAL FUND GROUP, INC.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION


     The RNC Mutual Fund Group, Inc. (the "Group"), is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, with two diversified funds: The RNC Equity Fund (the "Equity Fund") and the RNC Money Market Fund (the "Money Fund"), formerly the RNC Liquid Assets Fund, Inc., (collectively the "Funds"). The Equity Fund began operations on November 1, 1996. The investment objective of the Equity Fund is to seek above-average total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities. The Money Fund's investment objective is high current income consistent with preservation of capital and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES


     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. For the Equity Fund short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

               U.S. Government securities with less than 60 days remaining to maturity when acquired by the Money Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

               Short-term portfolio securities for the Money Fund are valued using the amortized cost method, which approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of September 30, 1999, the Funds had realized capital losses to offset future net capital gains as follows:

                                         Expire       Expire       Expire
                                          2005         2006         2007
                                          ----         ----         ----
                      Equity Fund        $17,464      $21,433     $ 17,505
                      Money Market         --         $ 2,324     $  7,017

                          RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

     C. SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. REPURCHASE AGREEMENTS. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     E. EXPENSES. Expenses that are related to one of the Funds are charged directly to that fund. Other operating expenses of the Funds are allocated on the basis of relative net assets.

     F. DEFERRED ORGANIZATION COSTS. The Equity Fund has incurred expenses of $39,116 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Equity Fund commenced operations.

     G. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended September 30, 1999, RNC Capital Management LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Equity Fund and 0.41% based upon the average daily net assets for the Money Fund. For the year ended September 30, 1999, the Equity Fund incurred $87,937 in advisory fees and the Money Fund incurred $147,946. RNC voluntarily waived a portion of the Money Fund's advisory fee amounting to $47,475 or 0.13% of the Money Fund's average daily net assets.

     The Funds are responsible for their own operating expenses. The Advisor may reduce its fees or make reimbursement to the Funds at any time in order to reduce the Funds' expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Funds' obligation are subject to reimbursement by the Funds provided the Funds are able to effect such reimbursement and remain in compliance with applicable laws. During the year ended September 30, 1999 the Advisor reimbursed or waived expenses of the Equity Fund in the amount of $100,594 and various parties waived expenses of $216,596 in the case of Money Market Fund.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for

                          RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee per Fund at the following annual rate:

         Under $40 million          $40,000
         $40 to $100 million        0.10% of average daily net assets
         $100 to $200 million       0.05% of average daily net assets
         Over $200 million          0.03% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor receives no fees for its services and is an affiliate of the Administrator.

     The Funds have adopted a Shareholder Rule 12b-1 Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Funds. The Equity Fund incurred $21,984 in Plan expenses for the year ended September 30, 1999. The Distributors waived all fees totaling $90,211 reflected in the total amount waived or reimbursed for the year ended September 30, 1999, in its capacity of Shareholder Servicing for the Money Fund.

     Certain officers of the Fund are officers and/or directors of the Administrator and Distributor.

4. PURCHASES AND SALES OF SECURITIES

     Purchases and the proceeds from the sales of securities, other than short-term investments, for the year ended September 30, 1999 were $5,204,842 and $3,893,005 respectively for the Equity Fund.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of RNC Mutual Fund Group, Inc.

     We have audited the accompanying statement of assets and liabilities of the RNC Mutual Fund Group, Inc. composed of the RNC Money Market Fund and the RNC Equity Fund, including the investment portfolio, as of September 30, 1999, and the related statements of operations, the statement of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RNC Money Market Fund and the RNC Equity Fund as of September 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in accordance with generally accepted accounting principles.


                                                TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 22, 1999

                                     ADVISER
                           RNC Capital Management LLC
                            11601 Wilshire Boulevard
                                   25th Floor
                          Los Angeles, California 90025


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppuage, New York 11788


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


                                    AUDITORS
                              Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103